Leveraging Our Opportunity Bear Stearns Conference Call December 14, 2007 Exhibit 99.1

Forward Looking Statements
Certain matters Nabi will discuss today are forward-looking statements including
statements about our use of proceeds from the sale of the Biologics SBU.   You
can identify these forward-looking statements because they involve our expectations, beliefs, projections, anticipations or other characterizations of future events or circumstances. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors. These factors include, but are not limited to, risks relating to our strategic alternatives process and our ability to: successfully partner with third parties to fund, develop, and manufacture our pipeline products, including NicVAX and our gram-positive infections products; obtain successful clinical trial results; realize anticipated cost savings related to job elimination due to greater than anticipated severance-related costs or other factors; maintain a sufficient cash balance and generate sufficient cash flow from milestone or royalty payments to fund our development and commercialization activities; attract and maintain the human and financial resources to bring to market products in development; depend upon third parties to manufacture or fill our products;
achieve approval and market acceptance of our products; enter into and maintain arrangements with third parties to market and sell our products; manufacture
NicVAX or other products; comply with reporting and payment obligations under government rebate and pricing programs; raise additional capital on acceptable terms, or at all; and re-pay our outstanding convertible senior notes when due.
Many of these factors are more fully discussed, as are other factors, in the company's Annual Report on Form 10-K for the fiscal year ended December 31,
2006 and our Quarterly Report on Form 10-Q for the quarter ended September 29,
2007 filed with the Securities and Exchange Commission.

Pipeline Update
In Progress: Partner NicVAX
— Planning for pivotal phase III trials 4514 & 4515 underway
— Ongoing immunogenicity study, phase II 4513
— Active partnership discussions
In Progress: Partner StaphVAX
— Process development of PVL and alpha toxin vaccine components underway
— Active partnership discussions
In Progress: Transfer of Manufacturing Processes
— NicVAX clinical material secured to end of phase III
—
Transfer from Biotest to a CMO supplier for Go to Market
— StaphVAX phase I materials

4 NicVAX

Primary and Secondary
Abstinence Measures
Target Quit Date
Target Quit Date
8 week
abstinence
immediately
prior to 6
months
Continuous abstinence to 6 months

Months
12
Primary End Point
Continuous abstinence to 12 months
Secondary End Point

6 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Improve Antibody Response 28 30 32 34 36 38 40 42 44 46 48 50 52 Study Week 200 µg/Schedule 1 400 µg/Schedule 1 200 µg/Schedule 2 400 µg/Schedule 2

Exceeding the Effect Threshold Drives
Greater Abstinence
Intent to Treat Population
6%
6%
(n=6/98)
(n=6/98)
11%
11%
(n=2/19)
(n=2/19)
p=0.37
p=0.37
22%
22%
(n=6/27)
(n=6/27)
p=0.011
p=0.011
12-Month
12-Month
Continuous
Continuous
Abstinence Rates
Abstinence Rates
NicVAX 400 µg
NicVAX 400 µg
Below Threshold
Below Threshold
at
at
TQD
TQD
Placebo
Placebo
NicVAX 400 µg
NicVAX 400 µg
Above Threshold
Above Threshold at
at
TQD
TQD
Schedule 2
Schedule 2

8 0 5 10 15 20 25 30 35 40 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Time to 8-Week Sustained Abstinence (Weeks) Placebo Mid/Low (67%) Ab Top 33% Ab p=0.0021 Decide on Optimum Abstinence Measure

9 Claims Data on Secondary Benefits 0 5 10 15 20 25 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Study Week Placebo Mid/Low Ab Top Ab p=0.0023

10 NicVAX Critical Milestones by Quarter 2008 2009 4514 Primary end point data at 6 months Immunogenicity Data Available Start of 4514 NicVAX launch 4Q12 Start 4515 4513 First patient dosed

11 Corporate Priorities • Develop and Partner NicVAX and StaphVAX • Complete the Strategic Alternatives Process • Maximize Shareholder Value: Share repurchase program underway

12